UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 14, 2017

NEOPHOTONICS CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	001-35061	94-3253730
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

NeoPhotonics Corporation

2911 Zanker Road

San Jose, California 95134

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (408) 232-9200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01	COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

On January 14, 2017, NeoPhotonics Corporation (the “Company”) completed its previously announced sale of the assets and transfer of certain liabilities of the Company’s and its subsidiaries’ access network and low speed transceiver product lines (the “Low Speed Product Lines”) to APAT Optoelectronics Components Co., Ltd. (the “Purchaser”), pursuant to an Asset Purchase Agreement (the “Asset Purchase Agreement”) dated December 14, 2016 between the Purchaser and two of the Company’s wholly-owned Chinese subsidiaries (NeoPhotonics Dongguan Co., Ltd. and NeoPhotonics (China) Co., Ltd.).

The transaction consists of an equivalent of approximately $25.0 million purchase price plus an additional equivalent of approximately $1.4 million to be paid as certain post-closing transition services are delivered under a transition services agreement with the Purchaser.  The Purchaser also assumed outstanding supply chain purchase commitments and will be responsible for payment of value-added tax obligations.

The Purchaser paid approximately $23.0 million of the total purchase price upon closing.  The remaining purchase price of approximately $2.0 million is due to the Company by February 28, 2017.

The purchase price is subject to adjustment after closing for inventory adjustments, and by up to $10.0 million for any potential claims by the Purchaser relating to certain transaction warranties, including designation of the Purchaser as an approved vendor of selected customers, introduction of the Purchaser to a selected distributor, and revenue and gross profit from the acquired products over the first six months of 2017 to be at least 70% of certain forecast amounts.  In the event that any of these warranties are not met, the Company subsidiaries will be obligated to refund a portion of the purchase price to the Purchaser.

The foregoing description of the Asset Purchase Agreement is not intended to be complete and is qualified in its entirety by reference to the full text of the Asset Purchase Agreement and supplementary agreements, copies of which are included respectively as Exhibit 2.1, Exhibit 2.2 and Exhibit 2.3 to this report, and are incorporated herein by reference.

The Asset Purchase Agreement, along with the related supplementary agreements, has been incorporated to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Company or its subsidiaries. The representations, warranties and covenants contained in the Asset Purchase Agreement and related supplementary agreements were made only for the purposes of such agreements and as of specified dates, were solely for the benefit of the parties to such agreements, and may be subject to limitations agreed upon by the contracting parties. Certain of the representations and warranties have been made for the purposes of allocating contractual risk between the parties to the agreement instead of establishing these matters as facts. Investors are not third-party beneficiaries under the Asset Purchase Agreement, including the supplementary agreements. In addition, the representations and warranties contained in the Asset Purchase Agreement and supplementary agreements (i) are qualified by information in a confidential disclosure schedule that the parties have exchanged, (ii) were made only as of the date of such agreement or a prior, specified date, and (iii) in some cases are subject to qualifications with respect to materiality, knowledge and/or other matters, including standards of materiality applicable to the contracting parties that differ from those applicable to investors. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Asset Purchase Agreement, the date of the supplementary agreements or the date of the completion of the transaction, which subsequent information may or may not be fully reflected in the Company’s public disclosures. Accordingly, investors should not rely on the representations and warranties as characterizations of the actual state of facts or condition of the Company or any of its respective subsidiaries or affiliates.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(b)	Pro Forma Financial Information.

The unaudited pro forma condensed combined balance sheet for NeoPhotonics Corporation as of September 30, 2016, and the unaudited pro forma condensed combined statement of operations for NeoPhotonics Corporation for the year ended December 31, 2015 and for the nine months ended September 30, 2016, showing the impact of the disposition of the Low Speed Product Lines, are filed herewith as Exhibit 99.1.

(d)	Exhibits.

Exhibit Number	Description

2.1	Asset Purchase Agreement dated December 14, 2016 between APAT Optoelectronics Components Co., Ltd., NeoPhotonics Dongguan Co., Ltd. and NeoPhotonics (China) Co., Ltd.*

2.2	Supplementary Agreement to Asset Purchase Agreement, dated January 12, 2017, between APAT Optoelectronics Components Co., Ltd., NeoPhotonics Dongguan Co., Ltd. and NeoPhotonics (China) Co., Ltd.*

2.3

Second Supplementary Agreement to Asset Purchase Agreement, dated January 14, 2017, between APAT Optoelectronics Components Co., Ltd., NeoPhotonics Dongguan Co., Ltd. and NeoPhotonics (China) Co., Ltd.*

99.1

Unaudited pro forma condensed combined balance sheet for NeoPhotonics Corporation as of September 30, 2016, and the unaudited pro forma condensed combined statement of operations for NeoPhotonics Corporation for the year ended December 31, 2015 and for the nine months ended September 30, 2016, showing the impact of the disposition of the Low Speed Product Lines.

* Translation to English of an original Chinese document.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Arch
Date: January 20, 2017	NEOPHOTONICS CORPORATION

	By:	/s/ Clyde R. Wallin
Clyde R. Wallin
Chief Financial Officer and Senior Vice President

INDEX TO EXHIBITS

Exhibit Number	Description

2.1	Asset Purchase Agreement dated December 14, 2016 between APAT Optoelectronics Components Co., Ltd., NeoPhotonics Dongguan Co., Ltd. and NeoPhotonics (China) Co., Ltd.*

2.2	Supplementary Agreement to Asset Purchase Agreement, dated January 12, 2017, between APAT Optoelectronics Components Co., Ltd., NeoPhotonics Dongguan Co., Ltd. and NeoPhotonics (China) Co., Ltd.*

2.3

Second Supplementary Agreement to Asset Purchase Agreement, dated January 14, 2017, between APAT Optoelectronics Components Co., Ltd., NeoPhotonics Dongguan Co., Ltd. and NeoPhotonics (China) Co., Ltd.*

99.1

Unaudited pro forma condensed combined balance sheet for NeoPhotonics Corporation as of September 30, 2016, and the unaudited pro forma condensed combined statement of operations for NeoPhotonics Corporation for the year ended December 31, 2015 and for the nine months ended September 30, 2016, showing the impact of the disposition of the Low Speed Product Lines.

* Translation to English of an original Chinese document.